DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

                                                                                                                                                             SUMMARY PROSPECTUS

                                                                                                                                       March 1, 2010

Dunham International Stock Fund

Class A (DAINX)

Class C (DCINX)

Class N (DNINX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2010, along with the Fund’s most recent annual report dated October 31, 2009, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/internationalstock.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 104 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 66 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.65%	1.65%	1.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.98%	0.98%	0.98%
Acquired Fund Fees and Expenses (1)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.88%	3.63%	2.63%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$849	$1,416	$2,006	$3,595
Class C	$365	$1,112	$1,878	$3,889
Class N	$266	$817	$1,395	$2,964

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 173% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's sub-adviser seeks to achieve the Fund's investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, alternative trading venues or in the over-the-counter market.  To the extend the Fund's currency exposure differs from the Fund's broad-based securities market index and sub-adviser performance benchmark, the MSCI All Country World ex US Index, the sub-adviser typically seeks to hedge this foreign currency exchange rate exposure using forward contracts.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.  The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia.  The sub-adviser selects stocks of companies that it believes are both financial strong industry leaders and priced below their actual worth, as determined using the sub-adviser's proprietary econometric valuation methodology.  In general, the sub-adviser buys securities that it believes offer an optimal combination of expected return and portfolio-level risk as indicated by its proprietary econometric models and optimization process.  The sub-adviser sells securities when opportunities arise that improve the portfolio’s risk adjusted expected returns compared to its benchmark.  The Fund's sub-adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives, such as options, futures and forward contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the affect on the Fund, which may produce significant losses.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Foreign Investing – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table, and if the sales charge was not included, the return would be more than that shown.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a predecessor fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling (toll free) (866) 811-0225.

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 32.82% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.89% (quarter ended September 30, 2008).

Dunham International Stock Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2009	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	48.23%	3.62%	4.49%
return after taxes on distributions	47.83%	2.34%	3.23%
return after taxes on distributions and sale of Fund shares	31.89%	2.72%	3.49%
MSCI All Country World ex U.S. Index	42.14%	6.30%	7.40%
Class C Shares
return before taxes	46.76%	2.59%	3.47%
Class A Shares
return before taxes	39.31%	N/A	-6.91%

*The Fund’s Class N and Class C shares commenced operations on December 10, 2004.  The Fund’s Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

Investment Adviser: Dunham & Associates Investment Counsel, Inc.

Sub-Adviser: Arrowstreet Capital, Limited Partnership

Sub-Adviser Portfolio Managers:  The following team of portfolio managers share responsibility for day-to-day management of the Fund and have served the Fund in this capacity since July 2008.  Peter Rathjens, Ph.D., Portfolio Manager, has worked for the sub-adviser since 1999.  John Capeci, Ph.D., Portfolio Manager, has worked for the sub-adviser since 1999.  Ezra Levine, CFA, Portfolio Manager, has worked for the sub-adviser since 1999.  George Pararas-Carayannis, CFA, Portfolio Manager, has worker for the sub-adviser since 2002.  Jim Thames, CFA, Portfolio Manager, has worked for the sub-adviser since 1999.  Michael Zervas, CFA, Portfolio Manager, has worked for the sub-adviser since 2004.  Tuomo Vuolteenaho, Ph.D., Co-Head of Research, has worked for the sub-adviser since 2005.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts is $2,000.  The minimum subsequent investment is $100.  For Class C shares, the minimum initial investment in a Fund is $5,000 and for tax-deferred and certain tax efficient accounts is $2,000.  The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  The Adviser or Distributor may waive this minimum or apply the minimum on a fund complex basis, depending on the agreement with the financial Institution offering the shares.  There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to Dunham Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling (toll free) (866) 811-0225 or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.